SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 20, 2010
Date of report (Date of earliest event reported)
PIPER JAFFRAY COMPANIES
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 800 Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 303-6000
(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On October 20, 2010, Piper Jaffray Companies (the “Company”) reported its financial results for its third fiscal quarter ended September 30, 2010. See the Company’s press release dated October 20, 2010, which is furnished as Exhibit 99 hereto.

Item 2.05.	Costs Associated with Exit or Disposal Activities
     On October 20, 2010, the Company announced plans to restructure its European operations to focus resources on two areas: the distribution of U.S. and Asia securities to European institutional investors and merger and acquisition advisory services. As a result of the restructuring, the firm will exit the origination and distribution of European securities and expects to incur a restructuring charge that is estimated to be between $8.3-9.8 million, the majority of which will be recorded in the fourth quarter of 2010. A total of $0.8 million of the restructuring charge was recorded in the third quarter of 2010. The Company estimates that the restructuring charge will include approximately (i) $6.2-7.0 million in severance benefits, (ii) $1.1-1.3 million related to the reduction of leased office space, and (iii) $1.0-1.5 million related to contract termination costs. The majority of the restructuring charge is expected to require future cash expenditures by the Company. The firm expects to complete the transition by December 31, 2010.
     This periodic report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements. These forward-looking statements cover, among other things, the expected charge relating to the restructuring of the Company’s European capital markets operations. Forward-looking statements are subject to inherent risks and uncertainties, both known and unknown, that are difficult to predict and important factors could cause actual results to differ materially from those anticipated, including (1) that the estimation of the restructuring charges involves significant judgment by management and actual results could vary significantly from the estimates and (2) the other factors identified in the document entitled “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2009, and updated in the Company’s subsequent reports filed with the SEC (available at the Company’s Web site at www.piperjaffray.com and at the SEC Web site at www.sec.gov). Forward-looking statements speak only as of the date they are made, and readers are cautioned not to place undue reliance on them. The Company undertakes no obligation to update them in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibit
99	Press Release dated October 20, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES
Date: October 20, 2010	By	/s/ Debbra L. Schoneman
Debbra L. Schoneman
Chief Financial Officer

EXHIBIT INDEX

No.	Description	Manner of Filing
99	Press Release dated October 20, 2010	Filed Electronically